EXHIBIT 3.3

State of California Secretary of State Bill Jones	ENDORSED - FILED In the office of the Secretary of State of the State of California OCT 05 2001 BILL JONES, Secretary of State This Space For Filing Use Only
AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP A $30.00 filing fee must accompany this form. IMPORTANT- Read Instructions before completing this form.

1.	SECRETARY OF STATE FILE NUMBER 9407700013	2. NAME OF LIMITED PARTNERSHIP Essex Portfolio, L.P.
3.	COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED. ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.

	A.	LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS "LIMITED PARTNERSHIP" OR THE ABBREVIATION "LP.")
	B.	THE STREET ADDRESS OF THE PRINCIPAL OFFICE ADDRESS 925 East Meadow Drive
		CITY Palo Alto	STATE California	ZIP CODE 94303
	C.	THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
STREET ADDRESS
		CITY	STATE CA	ZIP CODE
	D.	THE ADDRESS OF GENERAL PARTNER(S)
NAME Essex Property Trust, Inc.
ADDRESS 925 East Meadow Drive
		CITY Palo Alto	STATE California	ZIP CODE 94303
	E.	NAME CHANGE OF A GENERAL PARTNER	FROM:	TO:
	F.	GENERAL PARTNER(S) CESSATION
	G.	GENERAL PARTNER ADDED
NAME
ADDRESS
		CITY	STATE	ZIP CODE
	H.	THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
NAME
ADDRESS
		CITY	STATE	ZIP CODE
	I.	THE NAME OF THE AGENT FOR SERVICE OF PROCESS Jordan E. Ritter.
	J.	IF AN INDIVIDUAL, CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS
ADDRESS 925 East Meadow Drive
		CITY Palo Alto	STATE CA	ZIP CODE 94303
	K.	NUMBER OF GENERAL PARTNERS' SIGNATURES REQUIRED FOR FILING CRETIFICATES OF AMENDMENT, RESTATEMENT, MERGER, DISSOLUTION, CONTINUATION AND CANCELLATION. ☐
	L.	OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY).
4.	TOTAL NUMBER OF PAGES ATTACHED (IF ANY) N/A
5.	I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE, I DECLARE THAT THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.
/s/ Jordan E. Ritter	Senior Vice President of General Partner, of Essex Property Trust, Inc.	Jordan E. Ritter
SIGNATURE	POSITION OR TITLE	PRINT NAME	DATE

SIGNATURE	POSITION OR TITLE	PRINT NAME	DATE

SEC/STATE (REV. 10/98)	FORM LP-2 - FILING FEE: $30.00 Approved by Secretary of State

State of California March Fong Eu Secretary of State	Form LP-2

AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
IMPORTANT - Read instructions on back before completing this form

This Certificate is presented for filing pursuant to Section 15622, California Corporations Code.

1.	SECRETARY OF STATE FILE NO. (ORIGINAL CERTIFICATE-FORM LP-1)	2.	NAME OF LIMITED PARTNERSHIP
	94-07700013		ESX Partners, L.P.
3.	THE CRETIFICATE OF LIMITED PARTNERSHIP IS AMENDED AS FOLLOWS: (COMPLETE APPROPRIATE SUB-SECTIONS) CONTINUE ON SECOND PAGE, IF NECESSARY).

A.	THE LIMITED PARTNERSHIP NAME IS CHANGED TO: Essex Portfolio, L.P.

B.	PRINCIPAL EXECUTIVE OFFICE ADDRESS CHANGE:	E.	GENERAL PARTNER NAME CHANGE:

	ADDRESS: 777 California Avenue		OLD NAME:

	CITY: Palo Alto STATE: CA ZIP CODE: 94304		NEW NAME:

C.	CALIFORNIA OFFICE ADDRESS CHANGE:	F.	GENERAL PARTNER(S) WITHDRAWN:

	ADDRESS:		NAME:

	CITY: STATE: CA ZIP CODE:		NAME:

D.	GENERAL PARTNER ADDRESS CHANGE:	G.	GENERAL PARTNER ADDED:

	NAME: Essex Property Trust, Inc.		NAME:

	ADDRESS: 777 California Avenue		ADDRESS:

	CITY: Palo Alto STATE: CA ZIP CODE: 94304		CITY: STATE: ZIP CODE:

H.	INFORMATION CONCERNING THE AGENT FOR SERVICE OF PROCESS HAS BEEN CHANGED TO:

NAME: Keith R. Guericke
	ADDRESS: 777 California Avenue		CITY: Palo Alto STATE : CA ZIP CODE: 94304

	I.	THE NUMBER OF GENERAL PARTNERS REQUIRED TO ACKNOWLEDGE AND FILE CERTIFICATES OF AMENDMENT, DISSOLUTION, CONTINUATION AND CANCELLATION IS CHANGED TO:	J.	OTHER MATTERS TO BE INCLUDED IN THE CERTIFICATE OF LIMITED PARTNERSHIP ARE AMENDED AS INDICATED ON THE ATTCHED PAGE(S).
☐
		(PLEASE INDICATE NUMBER ONLY)		NUMBER OF PAGES ATTACHED: 0

4.	IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(S) WHO EXECUTED THIS AMENDMENT TO THE IDENTIFIED CERTIFICATE OF LIMITED PARTNERSHIP, WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)

ESSEX PROPERTY TRUST, INC.				THIS SPACE FOR FILING OFFICER USE
SIGNATURE		SIGNATURE
By: /s/ Keith R. Guericke				9407700013
President	4/14/94
POSITION OR TITLE	DATE	POSITION OR TITLE	DATE	FILED
In the office of the Secretary of State of the State of California

SIGNATURE		SIGNATURE		APR 18 1994

/s/ Tony Miller
POSITION OR TITLE	DATE	POSITION OR TITLE	DATE	TONY MILLER
ACTING SECRETARY OF STATE
5. RETURN ACKNOWLEDGEMENT TO:
NAME David S. Fries
ADDRESS Morrison & Foerster
CITY 345 California Street
STATE San Francisco, California 94104-2675
ZIP CODE
SEC/STATE REV. 1/88	FORM LP-2-FILING FEE: $15 Approved by Secretary of State

State of California March Fong Eu Secretary of State	Form LP-1
CERTIFICATE OF LIMITED PARTNERSHIP IMPORTANT-Read Instructions on back before completing this form This Certificate is presented for filing pursuant to Section 15621, California Corporations Code.

1.	NAME OF LIMITED PARTNERSHIP
ESX Partners, L.P.
2.	STREET ADDRESS OF PRINCIPAL EXECUTIVE OFFICE	CITY AND STATE	ZIP CODE
	777 California Street	Palo Alto, California	94304
3.	STREET ADDRESS OF CALIFORNIA OFFICE IF EXECUTIVE OFFICE IS IN ANOTHER STATE	CITY	ZIP CODE
CA
4.	COMPLETE IF LIMITED PARTNERSHIP WAS FORMED PRIOR TO JULY 1, 1984 AND IS IN EXISTENCE ON DATE THIS CERTIFICATE IS EXECUTED.

THE ORIGINAL LIMITED PARTNERSHIP CERTIFICATE WAS RECORDED ON ____________________ 19 ________ WITH THE RECORDER OF _______________________ COUNTY.      FILE OR RECORDATION NUMBER _______________________________

5.	NAMES AND ADDRESSES OF ALL GENERAL PARTNERS: (CONTINUE ON SECOND PAGE, IF NECESSARY)

	A. NAME: Essex Property Trust, Inc. ADDRESS : 777 California Street CITY: Palo Alto STATE: CA ZIP CODE: 94304		C. NAME: ADDRESS: CITY: STATE: ZIP CODE:

	B. NAME: ADDRESS: CITY: STATE: ZIP CODE:		D. NAME: ADDRESS: CITY: STATE: ZIP CODE:

6.	NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS:

NAME: Keith R. Guericke
	ADDRESS: 777 California Street		CITY: Palo Alto STATE: CA ZIP CODE: 94304

7.	ANY OTHER MATTERS TO BE INCLUDED IN THIS CERTIFICATE MAY BE NOTED ON SEPARATE PAGES AND BY REFERENCE HEREIN ARE A PART OF THIS CERTIFICATE.	8.	INDICATE THE NUMBER OF GENERAL PARTNERS SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, DISSOLUTION, CONTINUATION AND CANCELLATION.
	NUMBER OF PAGES ATTACHED: 0		NUMBER OF GENERAL PARTNER(S) SIGNATURE(S) IS/ARE: 1 (PLEASE INDICATE NUMBER ONLY)

9. IT IS HEREBY DECLARED THAT I AM (WE ARE) THE PERSON(s) WHO EXECUTED THIS CERTIFICATE OF LIMITED PARTNERSHIP WHICH EXECUTION IS MY (OUR) ACT AND DEED. (SEE INSTRUCTIONS)
ESSEX PROPERTY TRUST, INC.				THIS SPACE FOR FILING OFFICER USE
By: /s/ Keith R. Guericke
SIGNATURE Keith R. Guericke		SIGNATURE		9407700013

President	3/16/94
POSITION OR TITLE	DATE	POSITION OR TITLE	DATE	FILED
In the office of the Secretary of State of the State of California

SIGNATURE		SIGNATURE		MAR 17 1994

TONY MILLER
POSITION OR TITLE	DATE	POSITION OR TITLE	DATE	Acting Secretary of State

10. RETURN ACKNOWLEDGEMENT TO:		By ________________
NAME David S. Fries		Deputy
ADDRESS Morrison & Foerster
CITY 345 California Street
STATE San Francisco, California 94104-2675
ZIP CODE
SEC/STATE REV. 1/88	FORM LP-1-FILING FEE: $70 Approved by Secretary of State